Schedule of Investments October 31, 2022 (Unaudited)
Coho Relative Value Equity Fund

	Shares	Value
COMMON STOCKS - 97.0%
Communication Services - 2.5%
Walt Disney *	221,512	$23,599,889
Consumer Discretionary - 15.2%
Dollar General	173,893	44,351,410
Lowe's Companies	216,197	42,147,605
Nike - Class B	230,937	21,403,241
Ross Stores	397,106	37,999,073
		145,901,329
Consumer Staples - 19.6%
Coca-Cola	508,642	30,442,223
Conagra Brands	757,081	27,784,873
JM Smucker	156,674	23,604,505
Mondelez International	529,073	32,527,408
Philip Morris International	276,878	25,431,244
Sysco	565,614	48,959,548
		188,749,801
Energy - 3.8%
Chevron	200,773	36,319,836

Financials - 9.8%
Marsh & McLennan Companies	204,411	33,010,332
State Street	406,932	30,112,968
U.S. Bancorp	735,586	31,225,626
		94,348,926
Health Care - 31.4% #
AmerisourceBergen	291,759	45,870,350
Amgen	131,684	35,600,769
Baxter International	329,127	17,888,052
CVS Health	464,897	44,025,746
Johnson & Johnson	222,646	38,733,725
Medtronic PLC	289,373	25,273,838
Perrigo PLC	591,478	23,824,734
Thermo Fisher Scientific	53,051	27,266,622
UnitedHealth Group	77,499	43,023,570
		301,507,406
Industrials - 7.9%
United Parcel Service - Class B	200,277	33,600,472
W.W. Grainger	73,081	42,704,883
		76,305,355
Information Technology - 6.8%
Global Payments	246,951	28,216,621
Microchip Technology	595,234	36,749,747
		64,966,368

Total Common Stocks
(Cost $790,591,183)		931,698,910

SHORT-TERM INVESTMENT - 3.0%
U.S. Bank N.A., 1.50% ^
(Cost $28,546,357)	28,546,357	28,546,357

Total Investments - 100.0%
(Cost $819,137,540)		960,245,267
Other Assets and Liabilites, Net - 0.0%		484,735
Total Net Assets - 100.0%		$960,730,002

PLC	Public Limited Company
*	Non-income producing.
#
As of October 31, 2022, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of October 31, 2022.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of October 31, 2022:
	Level 1	Level 2	Level 3	Total
Common Stocks	$931,698,910	$–	$–	$931,698,910
Short-Term Investment	28,546,357	–	–	28,546,357
Total Investments in Securities	$960,245,267	$–	$–	$960,245,267

Refer to the Schedule of Investments for further information on the classification of investments.